  Exhibit 10.5

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is entered into as of April 30, by and among HERCULES CAPITAL, INC., a Maryland corporation (“Agent”), and RUMBLEON, INC., a Nevada corporation, and NEXTGEN PRO, LLC, a Delaware limited liability company (collectively, “Grantors”, and each, a “Grantor”).

RECITALS

A. Lender has agreed to make certain advances of money and to extend certain financial accommodation (the “Loans”) to Grantors in the amounts and manner set forth in that certain Loan and Security Agreement by and among the several entities from time to time parties thereto (collectively, referred to as “Lender”), Agent, Grantors and any other parties thereto, from time to time, dated as of the date hereof (as amended, modified, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. As a condition to the Loan Agreement, Grantors are required to enter into this Agreement to further evidence the grant to Agent of the security interest in its Copyrights, Trademarks and Patents to secure the Secured Obligations.

AGREEMENT

NOW, THEREFORE, each Grantor agrees as follows:

To secure the Secured Obligations and any other obligations pursuant to the Loan Documents, each Grantor grants and pledges to Agent a security interest in all of such Grantor’s Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto).

This security interest is granted in conjunction with the security interest granted to Agent under the Loan Agreement. The rights and remedies of Agent with respect to the security interest are as set forth in the Loan Agreement and the other Loan Documents or as are now or hereafter available to Agent as a matter of law or equity, shall be cumulative and concurrent.

Each Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all Copyrights, Patents and Trademarks in connection with which such Grantor, as of the date hereof, has registered or filed an application with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

Each Grantor hereby authorizes Agent to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to include any Intellectual Property which a Grantor obtains subsequent to the date of this Agreement, and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property.

All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

[SIGNATURES TO FOLLOW]

[SIGNATURE PAGE TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the date set forth above.

Address of Grantors: 4521 Sharon Road Suite 370 Charlotte, NC 28211 Attention: Tom Aucamp	GRANTORS: RUMBLEON, INC. By: /s/ Steven R. Berrard Name: Steven R. Berrard Title: Chief Financial Officer NEXTGEN PRO, LLC By: /s/ Steven R. Berrard Name: Steven R. Berrard Title: Vice President

[SIGNATURE PAGE TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]

Address of Agent: Legal Department 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Attn: Loan Documentation	AGENT: HERCULES CAPITAL, INC. By: /s/ Zhuo Huang Name: Zhuo Huang Title: Associate General Counsel

EXHIBIT A

COPYRIGHTS

None.

EXHIBIT B

PATENTS

Owner	Description	Patent / ApplicationNumber	Issue / Application Date
NEXTGEN PRO, LLC	NEAR FIELD COMMUNICATION (NFC) VEHICLE IDENTIFICATION SYSTEM AND PROCESS	14/614,160	02/04/2015

EXHIBIT C

TRADEMARKS

Owner	Description	Registration/ Serial Number	Registration/ Application Date
RUMBLEON, INC.		87/537,145	07/21/2017
RUMBLEON, INC.		87/532,685	07/18/2017
RUMBLEON, INC.	RUMBLEON	5,340,911	11/21/2017
RUMBLEON, INC.		87/532,644	07/18/2017
RUMBLEON, INC.	RUMBLEON	87/430,981	04/29/2017
NEXTGEN PRO, LLC		4,662,863	12/30/2014